LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Supplement Dated May 29, 2026

to the Summary and Statutory Prospectuses dated May 1, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective March 31, 2027, all references to, and information regarding, Phillip D. Hart, CFA, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Supplement Dated May 29, 2026

to the Statement of Additional Information (“SAI”) dated May 1, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Funds”). You may obtain copies of the Funds’ SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective March 31, 2027, all references to, and information regarding, Phillip D. Hart, CFA, in the SAI as it relates to the Fund are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE